                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Thomaston Mills, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

THOMASTON MILLS, INC.

                                                                            LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Thomaston Mills, Inc. (the "Company") will be held in the Employee Relations Office of the Company, 207 East Gordon Street, Thomaston, Georgia 30286 on October 3, 1996 at 11:00 A.M., Eastern Daylight Saving Time, for the following purposes:

          (1) To elect a Board of eleven Directors;

          (2) To approve the selection of Ernst & Young LLP, certified public accounts, as independent auditors for the Company for the fiscal year 1997; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this notice.

     The stock transfer books of the Company will not be closed. Only shareholders of record of Class B Common Stock at the close of business on August 22, 1996 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          NEIL H. HIGHTOWER
                                          President and Chief
                                            Executive Officer

Dated: August 28, 1996

SHAREHOLDERS ARE URGED TO FILL IN AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR ATTENDANCE AT THE MEETING IS URGED. IF YOU ATTEND THE MEETING AND DECIDE YOU WANT TO VOTE IN PERSON YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY.

                             THOMASTON MILLS, INC.
                         ------------------------------
                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 1996

     This statement is furnished in connection with the solicitation by the Board of Directors of Thomaston Mills, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held in the Employee Relations Office of the Company, 207 East Gordon Street, Thomaston, Georgia 30286 on October 3, 1996 at 11:00 A.M., Eastern Daylight Saving Time. A form of proxy is enclosed herewith. Any shareholder who executes and delivers a proxy may revoke it at any time before it is voted by (i) giving written notice to the Secretary of the Company, 115 E. Main Street, P.O. Box 311, Thomaston, Georgia 30286; (ii) delivering a duly executed proxy bearing a later date to the Secretary of the Company at said address; or (iii) appearing at the meeting and voting in person.

     As of the date hereof, the only business that management intends to present or knows that others will present at the annual meeting is the election of eleven directors; and a proposal to approve the selection of Ernst & Young LLP, certified public accountants, as independent auditors of the Company for the fiscal year ending June 28, 1997.

     All shares of the Company's Class B Common Stock represented by effective proxies will be voted as specified in connection with each of the matters to be voted upon at the Annual Meeting. Unless otherwise specified, proxies will be voted in favor of the slate of eleven nominees for director; and in favor of the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 28, 1997.

     The cost of soliciting proxies will be borne by the Company. Officers, directors and employees of the Company may solicit proxies by telephone, telegram or personal interview. Only holders of issued and outstanding shares of Class B Common Stock of the Company of record at the close of business on August 22, 1996 are entitled to notice of, and to vote at, the meeting. Each shareholder is entitled to one vote per share of Class B Common Stock held on such record date. At the close of business on August 28, 1996, there were 1,630,366 shares of Class B Common Stock issued, outstanding and entitled to be voted, and 4,909,630 shares of Class A Common Stock issued and outstanding, which have no voting rights other than those provided by law. Unless the context indicates otherwise, all amounts set forth herein have been adjusted to reflect all stock dividends previously distributed.

     The Company's officers and directors, and certain of their affiliates, own in the aggregate a sufficient number of shares of the Company's Class B Common Stock to approve each of the matters to be presented at the Annual Meeting of Shareholders (see "Principal Holders of Class A and Class B Common Stock") and it is anticipated that such persons will vote their shares in favor of each of the proposals.

     It is anticipated that this proxy statement and the accompanying form of proxy will be mailed to shareholders on or about August 28, 1996.

             PRINCIPAL HOLDERS OF CLASS A AND CLASS B COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of August 28, 1996 by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table on page 8, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the outstanding Class A Common Stock or Class B Common Stock. The numbers and percentages set forth below include shares which are not presently outstanding, but which are subject to presently exercisable options and thus may be deemed outstanding by virtue of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Pursuant to Rule 13d-3(d)(1), shares subject to presently exercisable options held by each director and executive officer are deemed outstanding for purposes of calculating the percentage of total outstanding shares held by such person or by the group, but are not deemed to be outstanding for purposes of calculating the percentage of total outstanding shares held by any other individual.

                                                      CLASS A COMMON STOCK         CLASS B COMMON STOCK
                                                   --------------------------   --------------------------
                                                      SHARES        PERCENT        SHARES        PERCENT
                       NAME OF                     BENEFICIALLY    OF CLASS     BENEFICIALLY    OF CLASS
                 BENEFICIAL OWNER                     OWNED       OUTSTANDING      OWNED       OUTSTANDING
  -----------------------------------------------  ------------   -----------   ------------   -----------
  Thomas D. Adams, Jr.(1)........................        44,168       0.86           116,610       6.75
  C. Ronald Barfield(2)..........................        28,494       0.56            13,952       0.81
  John R. Carson(3)(11)..........................        15,514      *                 2,110      *
  Archie H. Davis................................           900      *                   100      *
  H. Stewart Davis(3)(4).........................        83,167       1.68           254,581      15.32
  George H. Hightower(3)(5)......................       335,332       6.56           129,519       7.50
  George H. Hightower, Jr.(3)(6).................       163,708       3.31           221,234      13.31
  Neil H. Hightower(3)(7)........................       395,691       8.01           258,083      16.85
  William H. Hightower, Jr.(3)(8)................       376,014       7.35            97,968       5.68
  Rosser R. Raines(3)(9).........................        10,000      *                 2,276      *
  Dr. Jerry M. Williamson........................         1,100      *                   200      *
  Dom H. Wyant...................................           600      *                   200      *
  All directors and executive officers as a group
    (20 persons)(10).............................     1,147,420      22.44         1,050,143      60.83
  Mount Vernon Mills, Inc.(12)...................       758,234      15.44           157,718       9.67
  Quest Advisory Corporation and Quest Management
    Company(13)..................................       517,900      10.55                 0      *

- ---------------
* Less than 1/2 of 1% of class

 (1) Mr. Adams' business address is 614 N. Church Street, Thomaston, Georgia 30286. Includes 44,168 shares of Class A Common Stock and 30,990 shares of Class B Common Stock owned of record by Mr. Adams. He is an income beneficiary of a trust holding 190,188 shares of Class A Common Stock and 90,198 shares of Class B Common Stock. Mr. Adams holds voting rights from family members for 85,620 shares of Class B Common Stock.

 (2) Includes 660 shares of Class A Common Stock and 320 shares of Class B Common Stock owned of record by Mr. Barfield and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned by Upson County Hospital Trust Fund, a charitable trust (the "Upson Trust"). Mr. Barfield serves as a trustee of the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Barfield disclaims beneficial ownership with respect to shares owned by the Upson Trust.

 (3) The business address of this beneficial shareholder is c/o Thomaston Mills, Inc., 115 East Main Street, P.O. Box 311, Thomaston, Georgia 30286.

 (4) Includes 53,167 shares of Class A Common Stock and 96,603 shares of Class B Common Stock owned of record by Mr. Davis. Mr. Davis holds voting rights from family members for 126,338 shares of Class B Common Stock. Also includes 30,000 shares of Class A Common Stock and 31,640 shares of Class B Common Stock which Mr. Davis could acquire upon the exercise of options within 60 days of August 28, 1996.

 (5) Includes 76,450 shares of Class A Common Stock and 38,871 shares of Class B Common Stock owned of record by Mr. George H. Hightower; 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned by Community Enterprises, Inc., a charitable foundation (the "Community Foundation"); and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned by the Upson Trust. Mr. Hightower serves as a trustee of the Community Foundation and the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by the Community Foundation and the Upson Trust.

 (6) Includes 133,708 shares of Class A Common Stock and 189,584 shares of Class B Common Stock owned of record by Mr. George H. Hightower, Jr. Also includes 30,000 shares of Class A Common Stock and 31,640 shares of Class B Common Stock that Mr. Hightower could acquire upon the exercise of options within 60 days of August 28, 1996.

 (7) Includes 100,449 shares of Class A Common Stock and 157,195 shares of Class B Common Stock owned of record by Mr. Neil H. Hightower; 6,360 shares of Class A Common Stock and 600 shares of Class B Common Stock owned of record by Mr. Hightower's wife; 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned of record by the Community Foundation and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned of record by the Upson Trust. Mr. Hightower serves as a trustee of the Community Foundation and the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by his wife, the Community Foundation and the Upson Trust. Also includes 30,000 shares of Class A Common Stock and 31,640 shares of Class B Common Stock that Mr. Hightower could acquire upon the exercise of options within 60 days of August 28, 1996.

 (8) Includes 144,966 shares of Class A Common Stock and 20,952 shares of Class B Common Stock owned of record by Mr. William H. Hightower, Jr. and 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned of record by the Community Foundation. Mr. Hightower serves as a trustee of the Community Foundation, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by the Community Foundation.

 (9) Includes 2,276 shares of Class B Common Stock owned of record by Mr. Rosser
     R. Raines. Also includes 10,000 shares of Class A Common Stock which Mr. Raines could acquire upon the exercise of options within 60 days of August 28, 1996.

(10) Includes 113,000 shares of Class A Common Stock and 1,000 shares of Class B Common Stock that officers, other than Mr. Neil Hightower, Mr. Stewart Davis and Mr. George Hightower, Jr. could acquire upon the exercise of options within 60 days of August 28, 1996, in addition to the shares listed above as beneficially owned by Mr. Neil H. Hightower, Mr. H. Stewart Davis and Mr. George H. Hightower, Jr.

 (11) Includes 5,914 shares of Class A Common Stock and 2,110 shares of Class B Common Stock owned of record by Mr. John R. Carson. Also includes 9,600 shares of Class A Common Stock which Mr. Carson could acquire upon the exercise of options within 60 days of August 28, 1996.

(12) Includes 435,839 shares of Class A Common Stock and 151,656 shares of Class B Common Stock owned of record by Mount Vernon Mills, Inc., which has sole voting and investment power with respect to such shares, 49,000 shares of Class A Common Stock owned of record by Pamplin Foundation, 172,350 shares of Class A Common Stock and 6,062 shares of Class B Common Stock owned of record by Robert B. Pamplin, and 101,045 shares of Class A Common Stock owned of record by Christ Community Church for which Robert Pamplin, Jr. has sole voting and investment power. R. B. Pamplin Corporation, a private family-owned corporation of which Mr. Robert B. Pamplin is chairman, owns Mount Vernon Mills, Inc., a textile company based in Greenville, South Carolina.

(13) Based solely on a Schedule 13G filed with the Commission as of February 15, 1996, on behalf of Quest Advisory Corporation, Quest Management Company and Charles M. Royce, these reporting persons have sole voting and investment power with respect to 517,900 shares of Class A Common Stock.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and to provide copies of such reports to the Company. Based solely on the Company's review of the copies of such reports provided to the Company or written representations from certain reporting persons that no annual reports were required for such persons, these filing requirements were satisfied for the year ended June 29, 1996. The Company has no knowledge of any reports filed under Section 16 on behalf of Mount Vernon Mills, Inc. or any affiliates thereof.

                      ELECTION OF DIRECTORS (PROXY ITEM 1)

     Proxies in the accompanying form will be voted as indicated for the election of the eleven nominees for director listed below to serve for one year or until their successors are elected and shall have qualified. In the event that any such nominees and for such other person or persons, if any, as the present Board of Directors may designate.

                                                                   COMMON STOCK OWNED BENEFICIALLY
                                                        ------------------------------------------------------
                                            YEAR          CLASS A NON-VOTING
                                           FIRST             COMMON STOCK                 CLASS B VOTING
                                          ELECTED       -----------------------            COMMON STOCK
  PROPOSED DIRECTORS, 5 YEAR             A DIRECTOR                                 --------------------------
   EMPLOYMENT HISTORIES AND                OF THE        NUMBER        PERCENT       NUMBER           PERCENT
  CERTAIN OTHER DIRECTORSHIPS    AGE      COMPANY       OF SHARES      OF CLASS     OF SHARES         OF CLASS
- -------------------------------  ---     ----------     ---------      --------     ---------         --------
Thomas D. Adams, Jr.             52         1976          44,168(1)       0.86       116,610(1)          6.75
President, Adams Realty
Company,
Thomaston, Georgia
C. Ronald Barfield               59         1989          28,494(1)       0.56        13,952(1)          0.81
Partner, Adams, Barfield,
Dunaway
& Hankinson
Thomaston, Georgia
Archie H. Davis                  54         1993             900             *           100                *
President, CEO and Director
The Savannah Bank, N.A.
Savannah, Georgia
Formerly Senior Vice President
of Interstate/Johnson Lane
also serves as a Director of
The Savannah Bancorp
Savannah, Georgia
H. Stewart Davis                 53         1981          83,167(1)(2)    1.68       254,581(1)(2)      15.32
Executive Vice President of the
Company, Thomaston, Georgia
George H. Hightower              80         1945         335,332(1)(2)    6.56       129,519(1)(2)       7.50
Retired; formerly Chairman of
the Board of the Company,
Thomaston, Georgia
George H. Hightower, Jr.         47         1981         163,708(1)(2)    3.31       221,234(1)(2)      13.31
Executive Vice President of the
Company
Thomaston, Georgia
also serves as a
Director of Thomaston Federal
Savings and Loan Association,
Thomaston, Georgia
Neil H. Hightower                55         1980         395,691(1)(2)    8.01       280,083(1)(2)      16.85
President of the Company,
Thomaston, Georgia

                                                                   COMMON STOCK OWNED BENEFICIALLY
                                                        ------------------------------------------------------
                                            YEAR          CLASS A NON-VOTING
                                           FIRST             COMMON STOCK                 CLASS B VOTING
                                          ELECTED       -----------------------            COMMON STOCK
  PROPOSED DIRECTORS, 5 YEAR             A DIRECTOR                                 --------------------------
   EMPLOYMENT HISTORIES AND                OF THE        NUMBER        PERCENT       NUMBER           PERCENT
  CERTAIN OTHER DIRECTORSHIPS    AGE      COMPANY       OF SHARES      OF CLASS     OF SHARES         OF CLASS
- -------------------------------  ---     ----------     ---------      --------     ---------         --------
William H. Hightower, Jr.        84         1939         376,014(1)(2)    7.35        97,968(1)(2)       5.68
Retired, formerly Chairman of
the Board of the Company,
Thomaston, Georgia
Rosser R. Raines                 58         1993          10,000(1)          *         2,276(1)             *
Treasurer of the Company
Thomaston, Georgia
Dr. Jerry M. Williamson          60         1981           1,100             *           200                *
President, Gordon College,
University System of Georgia,
Barnesville, Georgia
Dom H. Wyant                     69         1983             600             *           200                *
Of Counsel, Formerly Partner
Jones, Day, Reavis & Pogue
Atlanta, Georgia;
also serves as a Director of
Atlantic American Corporation

- ---------------

  * Less than 1/2 of 1% of class.

(1) See footnotes to "Principal Holders of Class A and Class B Common Stock," on Pages 2 through 4 for detailed listing of shares beneficially owned.

(2) The family relationships existing among certain of the nominees are as follows: William H. Hightower, Jr. and George H. Hightower are brothers. Neil H. Hightower is the son of William H. Hightower, Jr.; George H. Hightower, Jr. is the son of George H. Hightower; H. Stewart Davis is the nephew of William H. Hightower, Jr. and George H. Hightower.

                       DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors held six meetings during fiscal 1996. The following table sets forth information regarding certain Committees of the Board of
Directors:

                                                                   COMMITTEE          NUMBER OF
                 DESCRIPTION OF COMMITTEE                           MEMBERS         MEETINGS HELD
- ----------------------------------------------------------   ---------------------  -------------
Executive -- purpose of which is to act on behalf of Board   G. H. Hightower              11
  during the intervals between formal meetings of the full   N. H. Hightower
  Board, in accordance with the policies of the Company      W. H. Hightower, Jr.
  and its Articles of Incorporation and Bylaws.
Audit -- purpose of which is to recommend the selection of   T. D. Adams, Jr.              2
  an independent public accounting firm to audit the books   C. R. Barfield
  and records of the Company; consult with both the          A. H. Davis
  independent and internal accountants concerning the        J. M. Williamson
  scope of their work and review with them their findings;   D. H. Wyant
  and to monitor the internal controls of the Company.
Stock Option -- purpose of which is to administer the        T. D. Adams, Jr.              1
  stock option plans of the Company.                         C. R. Barfield
                                                             A. H. Davis
                                                             J. M. Williamson
                                                             D. H. Wyant

     During fiscal 1996, the Board of Directors and its committees held a total of 19 meetings. Overall attendance at Board and Committee meetings was over 99%.

     The standard arrangement for Directors fees is as follows:

     Annual Directors Retainer Fee..............................................  $8,000
     Directors Fee Per Meeting..................................................     600
     Monthly Executive Committee Fee............................................     300
     Audit Committee Per Meeting................................................     600

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation paid by the Company for services in all capacities to the Company's Chief Executive Officer and four most highly compensated other executive officers.

                                                               LONG TERM COMPENSATION
                                                               ----------------------
    NAME AND PRINCIPAL        FISCAL     ANNUAL COMPENSATION   SECURITIES UNDERLYING         ALL OTHER
         POSITION              YEAR            SALARY                OPTIONS(#)           COMPENSATION(4)
- --------------------------    ------     -------------------   ----------------------     ---------------
Neil H. Hightower              1996           $ 292,750                22,000(1)              $15,200
  President, CEO               1995             282,758                80,000(2)               13,200
  and Director                 1994             271,362                    --                  13,200
H. Stewart Davis               1996             265,000                22,000(1)               11,600
  Executive Vice-President     1995             255,933                80,000(2)                9,600
  and Director                 1994             245,342                    --                   9,600
George H. Hightower, Jr.       1996             265,000                22,000(1)               11,600
  Executive Vice-President     1995             255,933                80,000(2)                9,600
  and Director                 1994             245,342                    --                   9,600
                                                                        8,000(3)
John Carson                    1996             172,500                 8,000(3)                    0
  Vice President               1995             169,699                    --                       0
                               1994             166,940                                             0
Rosser R. Raines               1996             137,015                 8,000(3)               11,000
  Treasurer                    1995             139,115                 8,000(3)                9,600
  and Director                 1994             137,852                    --                   9,600

- ---------------

(1) Consists of 11,000 shares of Class A Common Stock and 11,000 shares of Class B Common Stock.
(2) Consists of 40,000 shares of Class A Common Stock and 40,000 shares of Class B Common Stock.
(3) Class A Common Stock.
(4) Amounts shown are for services as Directors, paid in accordance with the fee schedule on Page 7.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                      PERCENT OF TOTAL
                               NUMBER OF SECURITIES   OPTIONS GRANTED
                                    UNDERLYING               TO          EXERCISE OR
                                     OPTIONS            EMPLOYEES IN     BASE PRICE                      GRANT DATE
            NAME                    GRANTED(#)          FISCAL YEAR        ($/SH)      EXPIRATION DATE   VALUE $(1)
- -----------------------------  --------------------   ----------------   -----------   ---------------   ----------
Neil H. Hightower              11,000 Class A                5.95%          13.250         08-14-04       $ 43,560
                               11,000 Class B               33.33%          13.625         08-14-04         50,160
H. Stewart Davis               11,000 Class A                5.95%          13.250         08-14-04         43,560
                               11,000 Class B               33.33%          13.625         08-14-04         50,160
George H. Hightower, Jr.       11,000 Class A                5.95%          13.250         08-14-04         43,560
                               11,000 Class B               33.33%          13.625         08-14-04         50,160
John R. Carson                 8,000 Class A                 4.32%          13.250         08-14-04         31,680
                               --                              --               --               --             --
Rosser R. Raines               8,000 Class A                 4.32%          13.250         08-14-04         31,680
                               --                              --               --               --             --

- ---------------

(1) The value was calculated using the Black-Scholes methodology. The Company's future stock performance will not necessarily be consistent with such valuation.

     The table below sets forth information as of June 29, 1996 with respect to exercised and unexercised stock options by the executive officers of the Company named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                    OPTIONS                IN-THE-MONEY OPTIONS
                                SHARES                       AT FISCAL YEAR END(#)        AT FISCAL YEAR END*($)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Neil H. Hightower
  Class A                          0             0           30,000           0            2,400            0
  Class B                          0             0           31,640           0            2,835            0
H. Stewart Davis
  Class A                          0             0           30,000           0            2,400            0
  Class B                          0             0           31,640           0            2,835            0
George H. Hightower, Jr.
  Class A                          0             0           30,000           0            2,400            0
  Class B                          0             0           31,640           0            2,835            0
John R. Carson
  Class A                          0             0            9,600           0            2,400            0
  Class B                          0             0               --          --               --           --
Rosser R. Raines
  Class A                          0             0           10,000           0            3,000            0
  Class B                          0             0               --          --               --           --

- ---------------

* Based on the closing price reported on NASDAQ at fiscal year end less the exercise price.

                               PENSION PLAN TABLE

                                          YEARS OF SERVICE
                      ---------------------------------------------------------
  REMUNERATION(1)       15         20         25          30        35 AND OVER
  ---------------     ------     ------     -------     -------     -----------
       75,000         10,662     14,217      17,771      21,325        24,879
      100,000         14,975     19,967      24,958      29,950        34,942
      125,000         19,287     25,717      32,146      38,575        45,004
      150,000         23,600     31,467      39,333      47,200        55,067
      175,000         27,917     37,217      46,521      55,825        65,129
      200,000         32,225     42,967      53,708      64,450        75,192
      225,000         36,537     48,717      60,896      73,075        85,254
      250,000         40,850     54,467      68,083      81,700        95,317
      275,000         45,162     60,217      75,271      90,325       105,379
      300,000         49,475     65,967      82,458      98,950       115,442
      400,000         66,725     88,967     111,208     133,450       155,692

- ---------------

(1) Five-Year Average Annual Compensation

     The table above sets forth the estimated annual benefit payable upon retirement at normal retirement age 65 and under (i) the Company's noncontributory retirement plan covering salaried employees (the "Retire-
     ment Plan") and (ii) with respect to four executive officers whose benefits under the Retirement Plan are subject to certain restrictions which apply to tax-qualified plans, Executive Compensation Continuation Agreements (the "Supplemental Agreements") entered into between the Company and such executives. The estimated annual benefits payable set forth above are based on the indicated assumptions as to average annual compensation and years of service as a plan member, and the maximum Covered Compensation amount applicable in 1995 of $27,576. The Retirement Plan provides a retirement benefit at normal retirement for full career employees (35 years of service) of 40.25% of earnings in excess of Covered Compensation and 21.00% earnings under Covered Compensation. Covered Compensation is the average of the Social Security Wage Bases for the 35 years ending in the year of attainment of the Social Security Retirement Age. Annual employer's contributions to the Retirement Plan are determined by actuarial computations to fund the Retirement Plan. Amounts contributed are not allocated to individual participants. The term compensation is defined in the Retirement Plan as all salaries paid. The credited years of service under the Retirement Plan for the officers named in the foregoing compensation table as of August 28, 1996, were: Mr. Neil H. Hightower (age 55)-31 years; Mr. H. Stewart Davis (age
53)-32 years; Mr. George H. Hightower, Jr. (age 47)-22 years; Mr. John R. Carson (age 61)-35 years; Mr. Rosser R. Raines (age 58)-34 years.

     The Supplemental Agreements obligate the Company to provide pension and/or death benefits to the executives in question which will supplement those benefits paid under the Retirement Plan, and will be equal to the difference between the benefit which the executive or his beneficiary would receive from the Retirement Plan in the absence of federally-imposed limitations on the amount of compensation which may be considered for purposes of the Retirement Plan and on the maximum amount of benefits payable from tax-qualified plans, and the amount which the executive of beneficiary in fact receives from the Retirement Plan. For purposes of these agreements, the definition of compensation does not include any gain which might result from exercise of any stock options granted to the executive by the Company. This benefit is unfunded and may be forfeited by the executive in certain circumstances.

              JOINT EXECUTIVE COMMITTEE AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Executive Committee recommends proposed compensation for each of the Company's executive officers to the Board of Directors. While the profitability of the Company is generally considered with respect to executive compensation, no specific thresholds or formulas are used. Factors considered by the Executive Committee are typically subjective, including any planned changes in functional responsibilities and the Executive Committee's perception of the individual's performance. The compensation of the Chief Executive Officer is determined in the same manner as the compensation of other executive officers.

     The Company has granted stock options to its executive officers in the past to strengthen the mutuality of interest between the Company's senior management and shareholders. Executive officers are encouraged to accumulate stock of the Company over time. Stock options help to retain and motivate executives, but reward executives only for overall performance which improves returns for shareholders. Each of the Company's executive officers has been granted stock options in previous years pursuant to the Company's stock option plans. Stock options provided under the 1994 Stock Option Plan were granted to executives during Fiscal Year 1996 and are included in the table on page 9 of the Proxy Report.

     Federal tax legislation enacted in 1993 would preclude public companies from taking a tax deduction for compensation over $1 million which is not "performance-based" and is paid, or otherwise taxable to persons named in the Summary Compensation Table and employed by the Company at the end of the applicable tax year. No named executive officer is likely to earn over $1 million in the near future. The Company intends to monitor executive compensation with respect to federal tax law.

     The Executive Committee has approved the Supplemental Agreements with executive officers whose benefits under the Retirement Plan would be subject to certain restrictions which apply to tax-qualified plans. The purpose of the Supplemental Agreements is to ensure that each executive officer's total retirement income benefit will equal the amounts that would have been payable under the Retirement Plan to him absent such limitations.

     Submitted by the Executive Committee and of the Board of Directors the Stock Option Committee of the Board of Directors.

                         Executive Committee                   Stock Option Committee
               -------------------------------------------------------------------------------
               Neil H. Hightower                       Thomas D. Adams, Jr.
               William H. Hightower, Jr.               C. Ronald Barfield
               George H. Hightower                     Archie H. Davis
                                                       Jerry M. Williamson
                                                       Dom H. Wyant

            EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Committee consists of Neil H. Hightower, George H. Hightower and William H. Hightower, Jr. Neil H. Hightower is an executive officer of the Company. George H. Hightower and William H. Hightower, Jr. are former executive officers of the Company.

                            STOCK PERFORMANCE GRAPH

     The following graph compares, for a five-year period ending June 29, 1996, the Company's total return to Class A shareholders (stock price increase plus dividends, divided by beginning stock price) with that of (i) Standard & Poor's 500 Composite Index and (ii) a peer group comprised of the following publicly traded textile companies:

        Burlington Industries, Inc.
        Cone Mills Corp.
        Delta Woodside Industries, Inc.
        Dixie Yarns, Inc.
        Dominion Textile, Inc.
        Fieldcrest Cannon, Inc.
        Galey & Lord, Inc.
        Springs Industries, Inc. (Class A)
        Texfi Industries, Inc.

                                   THOMASTON
      Measurement Period         MILLS, CLASS
    (Fiscal Year Covered)              A            S&P 500       PEER GROUP
1990                                    100.00          100.00          100.00
1991                                     81.89          107.40          109.19
1992                                    194.32          121.80          114.05
1993                                    218.65          138.40          126.79
1994                                    194.15          140.35          119.17
1995                                    141.43          176.94          108.80

- - ASSUMES INITIAL INVESTMENT OF $100

- - USES AVERAGE BEGINNING OF PERIOD MARKET CAPITALIZATION WEIGHTING

- - PEER GROUP EXCLUDES THOMASTON MILLS, INC., PERFORMANCE

                          TRANSACTIONS BETWEEN COMPANY
                       AND DIRECTORS, OFFICERS AND OWNERS

     In the ordinary course of its business, the Company purchases cloth and other textile products at prevailing market prices from a variety of suppliers, including Mount Vernon Mills, Inc., which is the beneficial owner of more than 5% of the outstanding Class B Common Stock. During the last fiscal year, Company purchases from Mount Vernon Mills, Inc. amounted to approximately $7.2 million. Except as set forth above, in the last fiscal year there have been no transactions or series of similar transactions, nor are there any currently proposed transactions or series of similar transactions, exceeding $60,000, to which the Company or any of its subsidiaries was or is to be a party, with any director, director nominee, executive officer, beneficial or record shareholder owning more than 5% of the outstanding Class B Common Stock, or any member of the immediate family of any of the foregoing persons. Director nominee Dom H. Wyant is Of Counsel to the law firm of Jones, Day, Reavis & Pogue, which was retained for legal services. Director nominee C. Ronald Barfield is a partner of the law firm Adams, Barfield, Dunaway & Hankinson, which was also retained for legal services.

          APPROVAL OF SELECTION OF INDEPENDENT AUDITORS (PROXY ITEM 2)

     The Board of Directors of the Company has selected Ernst & Young LLP, certified public accountants, to serve as independent auditors for the ensuing fiscal year, subject to ratification by the Company's shareholders.

     A representative of Ernst & Young LLP is expected to be present at the shareholders' meeting and have the opportunity to make a statement if he so desires. Such representative will be available to respond to appropriate questions.

     Except in its capacity as independent auditors, Ernst & Young LLP has no direct or indirect financial interest in the Company and has not had any such interest during the past three years.

     The Audit Committee of the Board of Directors approved all of the non-audit services provided by Ernst & Young LLP and believes they have no effect on audit independence.

           SHAREHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED FOR ACTION

     Only shareholders of record of Class B Common Stock at the close of business on August 22, 1996 will be entitled to vote at the meeting. Each shareholder of record on the record date is entitled to one vote for each share of Class B Common Stock of the Company held by him. With respect to each of the proposals to be presented at the Annual Meeting of Shareholders and with respect to the election of the eleven nominees for director, a majority of the votes represented at the meeting will be required for approval. Under the Company's Bylaws, properly executed proxies either marked "abstain" or held in "street name" by brokers that are not voted on one or more particular matters (if otherwise voted on at least one matter) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting but will not be treated as either a vote for or a vote against any of the matters to which such abstention or broker non-vote applies.

     The Company has 4,909,630 shares of Class A Common Stock outstanding as of August 28, 1996. The Class A Common Stock has no voting rights except as may otherwise be required by law. No action involving such voting rights is expected to be proposed at the Annual Meeting to be held on October 3, 1996.

                            SHAREHOLDERS' PROPOSALS

     Shareholders' proposals intended for inclusion in next year's proxy statement should be sent to the Secretary of the Company, P.O. Box 311, Thomaston, Georgia 30286 and must be received by April 30, 1997.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The management does not know of any matter other than those referred to in the accompanying notice of the Annual Meeting of Shareholders which is to come before the meeting. As to any other matters of proposals that may legally come before the meeting, it is the intention of the persons named as attorneys in the proxy to vote said proxy in accordance with their best judgment.

     THE DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR THE ELECTION OF THE ELEVEN NOMINEES AS DIRECTORS; AND FOR RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

     IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

                                                                                                                        APPENDIX A
THOMASTON MILLS, INC.                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
115 EAST MAIN STREET        PROXY                  The undersigned hereby appoints Neil H. Hightower and George H.
P.O. BOX 311, THOMASTON, GEORGIA 30286             Hightower, Sr. as Proxies, or either of them, each with full power of
- ----------------------------------------           substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock of Thomaston
                                                   Mills, Inc. held of record by the undersigned on August 22, 1996 at the annual meeting of shareholders to be held on October 3, 1996 or any adjournment thereof, at the Employee Relations Office, 207 East Gordon
                                                   St., Thomaston, GA 30286.
                                                               MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS.
1. ELECTION       / /  FOR all nominees listed below                 / /  WITHHOLD AUTHORITY                         / /  ABSTAIN
  OF                   (except as marked to the contrary below)           to vote for all nominees listed below
  DIRECTORS

    Thomas D. Adams, Jr.,   C. Ronald Barfield,   H. Stewart Davis,   William H.
Hightower, Jr.,          George H. Hightower,          Archie H. Davis,
  Rosser R. Raines,  Neil H. Hightower,  George H. Hightower, Jr.,  Dr. Jerry M.
Williamson,                             Dom H. Wyant

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:)

- --------------------------------------------------------------------------------

2. TO APPROVE THE SELECTION OF ERNST & YOUNG LLP as the independent auditors of the corporation

        / /  FOR                / /  AGAINST                / /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                (continued, and to be signed, on the other side)

PROXY
 THOMASTON MILLS, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3,
                                      1996

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.
                                                  If no direction is made, this
                                                  proxy will be voted for each
                                                  Proposal. Please sign exactly
                                                  as name appears below. When
                                                  shares are held by joint
                                                  tenants, both should sign.
                                                  When signing as attorney, as
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.


                                                  Dated:                  ,1996
                                                        ------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE